FIDELITY SOUTHERN CORPORATION

# Quarterly Investor Update

**November 20, 2017**

Positioning for Organic Growth and Selective Acquisitions



# Forward Looking Statements

This presentation has been prepared by Fidelity Southern Corporation ("we," "us" and "our") and contains forward looking statements that reflect our current expectations relating to present or future trends or factors generally affecting the banking industry and specifically affecting our operations, markets and services. These forward-looking statements are based upon assumptions we believe are reasonable and may relate to, among other things, the difficult economic conditions and the economy's impact on operating results, credit quality, liquidity, capital, the adequacy of the allowance for loan losses, changes in interest rates, and litigation results. These forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those projected for many reasons, including without limitation, changing events and trends that have influences over our assumptions.

These trends and events include: (1) events adversely affecting our loan portfolio, such as potential difficulties maintaining quality loan growth, the risk of credit losses and an insufficient allowance for loan losses, maintaining and servicing relationships with customers and other counterparties, the ability to rely upon information from customers and other counterparties, and managing changes in our lending operations; (2) events adversely affecting our investment portfolio, resulting in potential impairments or losses that may adversely affect earnings and capital; (3) potential adverse economic conditions at the national, regional, and local levels where we conduct business, and the resulting impact on the quality of our loan portfolio, earnings, and business operations; (4) expectations of and actual timing and amount of interest rate movements, and the slope and shape of the yield curve; (5) extensive regulation, new or enhanced enforcement of laws and regulations, increased compliance costs, potential failure to comply with laws and regulations, and the possibility of claims or litigation from customers or other parties; (6) maintaining adequate liquidity, the failure or which would adversely impact our growth and ability to meet our current or future funding obligations; (7) our ability to maintain sufficient capital and to raise additional capital when needed; (8) events affecting our business operations, such as the effectiveness of our risk management framework and internal controls and procedures, our reliance on financial models and the accuracy of such financial models, our reliance on third party vendors, the risk of security breaches and potential fraud, including cyber-fraud, ability to maintain sufficient investment in technological improvements, and potential adverse weather events in the geographic markets in which we operate; (9) events affecting our ability to compete effectively and achieve our strategies, such as greater competitive pressures among financial institutions in our market areas, the risk of failure to achieve the revenue increases expected to result from our acquisitions, branch additions and in our transaction deposit, trust and lending businesses, and our ability to attract and retain skilled people; (10) events that adversely affect our reputation, and the resulting potential adverse impact on our operations in the event of negative public opinion; and (11) risks arising from owning our common stock, such as the volatility and trading volume of our common stock, our ability to pay dividends, the impact of dilution on our common stock, the lack of FDIC insurance with respect to our common stock, regulatory limitations on stock ownership, and provisions in our bylaws that may make it more difficult for another party to obtain control of us.

Interested parties should not place undue reliance on any forward-looking statement and should read the prospectus, including the risk factors set forth therein, and the other documents incorporated by reference into or filed as exhibits to the registration statement of which the prospectus forms a part.

We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

# Legal Disclosure

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in its analysis of our performance. Management believes that these non-GAAP financial measures allows better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a greater understanding of our ongoing operations. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other Companies.

This presentation is solely for informational purposes to assist interested parties in making their own evaluation of us. It does not purport to contain all of the information that may be relevant. Interested parties should conduct their own investigation and analysis of us, the data set forth in this presentation, and other information provided by or on behalf of us.

Certain information contained in this presentation may be derived from information provided by industry sources. We believe such information is accurate and that the sources from which it has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified, such information.

# Snapshot of Fidelity Southern Corporation

| Franchise Overview | | |
|---|---|---|
| Headquarters | | Atlanta, GA |
| Established | | 1974 |
| Branches | | 65 |
| ATMs | | 78 |
| Ticker | | LION |
| Price (as of 11/17/2017) | $ | 21.70 |
| Market Cap | $ | 582.3 mil |
| P/E (2017e) | | 13.3x |
| P/TBV | | 155% |
| ROAA (LTM) | | 0.95% |
| ROAE (LTM) | | 11.55% |
| Institutional Ownership | | 68.88% |
| Quarterly Dividend (3Q17) | | $0.12 |

| Third Quarter 2017 | | |
|---|---|---|
| Assets | $ | 4.5B |
| Assets Serviced for Others | $ | 10.1B |
| Loans | $ | 3.4B |
| Loans HFS | $ | 340M |
| Deposits | $ | 3.9B |
| EPS - GAAP | $ | 0.30 |
| Non-Interest Inc/Total Rev | | 46% |
| NCOs | | 0.13% |
| NPAs/Assets[(1)] | | 0.74% |
| Total RBC | | 12.68% |
| CET1 | | 8.81% |


Greenville
Athens
Columbia
South Carolina
Augusta
North Charleston
Charleston
Macon
Warner Robins
Columbus
Georgia
Savannah
Albany
Dothan
Valdosta
Tallahassee
Jacksonville
Gainesville
Palm Coast
Orlando
Lakeland
Tampa
St Petersburg
Florida
Melbourne
Palm Bay
Port St Lucie

(1) Excludes acquired loans and net of SBA and GNMA guarantees. See non-GAAP reconciliation tables slides in the appendix for a reconciliation to the comparable GAAP measure.

# Historical Performance – 2012–YTD17

Strong Organic Growth

*Includes approx. $300M in acquired assets as of Q3 2017*

## Asset Growth


$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
5 Year CAGR: 12.4%
$2,447
$2,564
$3,085
$3,849
$4,390
$4,505
2012
2013
2014
2015
2016
3Q 2017

## Total Loan Growth


$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
5 Year CAGR: 13.2%
$1,777
$1,893
$2,253
$2,897
$3,302
$3,410
2012
2013
2014
2015
2016
3Q 2017

## Total Deposit Growth


$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
5 Year CAGR: 11.9%
$2,070
$2,203
$2,485
$3,180
$3,631
$3,938
2012
2013
2014
2015
2016
3Q 2017

## Total Equity Growth


$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
5 Year CAGR: 13.6%
$192
$236
$265
$301
$363
$388
2012
2013
2014
2015
2016
3Q 2017

* 2017 YTD is as of 9/30/2017
** CAGR calculated based on 2012 - 2016

# Building Shareholder Value



LION Tangible Book Value per Share and Earnings per Share
TBV per Share ($)
Earnings Per Share ($)
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$2.50
$2.10
$1.70
$1.30
$0.90
$0.50
$9.40
$10.96
$12.22
$12.66
$13.26
$14.00
$1.32
$1.21
$1.28
$1.64
$1.50
$1.03
2012
2013
2014
2015
2016
2017 Q3 YTD
TBV per Share
EPS

**Over 10 million common shares issued since 2012**

- Preferred stock redemption
  - 2013 – 5.8M
- TARP warrants
  - 2015 – 1.5M
  - 2016 – 1.0M
- AEB acquisition
  - 2016 – 1.5M
- Various employee plans
  - 2013 – 380K
  - 2014 – 22K
  - 2015 – 289K
  - 2016 – 707K

# Profitability

## Return on Average Assets


1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
1.1%
1.1%
1.2%
0.9%
0.7%
2013
2014
2015
2016
2017 Q3 YTD

## Return on Average Equity


14.0%
12.0%
10.0%
8.0%
6.0%
12.2%
12.1%
13.9%
11.6%
8.3%
2013
2014
2015
2016
2017 Q3 YTD

## Net Interest Margin


3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.58%
3.62%
3.24%
3.32%
3.20%
2013
2014
2015
2016
2017 Q3 YTD

## Non Interest Income/Revenue


53.0%
52.0%
51.0%
50.0%
49.0%
48.0%
47.0%
46.0%
45.0%
49.8%
48.4%
52.3%
48.6%
47.7%
2013
2014
2015
2016
2017 Q3 YTD

# Key Credit Quality Information

Stable and Consistent Trends

## 30-89 Days Past Due %


0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
30-89 Days Past Due/Loans %

## NPL % 1


Total NPL's
1.25%
1.05%
0.85%
0.65%
0.45%
0.25%
0.05%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
Indirect NPL's
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
NPLs/Loans %
Indirect NPLs/Indirect Loans %

## Net Charge-Off %


0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
Total NCOs/Avg. Loans % (Annualized)

## NPAs/Assets % 2


1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
NPA's/Assets %

(1) NPLs/Loans ratio excludes acquired loans and is net of SBA and GNMA guarantees
(2) NPAs/Assets ratio excludes acquired loans and is net of SBA and GNMA guarantees

# History of Success as an Acquirer

**2011**

**Decatur First Bank**
FDIC-assisted transaction
$170M in deposits
$182 in assets

**2012**

**Security Exchange Bank**
FDIC-assisted transaction
$146M in deposits
$151M in assets

**2014**

**Florida Capital Bank**
St. Augustine, FL Branch
$38M in deposits
$7M in loans

**CenterState Bank of Florida, N.A.**
6 Branches
$171M in deposits

**2015**

**First Bank Branches**
8 Branches
Sarasota-Bradenton, FL
$154M in deposits
$32M in assets

**The Bank of Georgia**
FDIC-assisted transaction
7 Branches
$280M in deposits
$295M in assets

**2016**

**American Enterprise Bank**
2 Branches
Jacksonville, FL
$180M in deposits
$200M in assets

# Five Quarter Selected Highlights

| ($ in thousands, except per share data) | As of or for the Quarter Ended | | | | | Variance -Incr/(Decr.) | |
|---|---|---|---|---|---|---|---|
| | 3Q 2016 | 4Q 2016 | 1Q 2017 | 2Q 2017 | 3Q 2017 | 2Q 2017 | 3Q 2016 |
| **EARNINGS SUMMARY** | | | | | | | |
| Interest income | $39,898 | $38,287 | $37,642 | $39,578 | $39,105 | ($473) | ($793) |
| Interest expense | 5,135 | 5,352 | 5,408 | 5,832 | 5,711 | (121) | 576 |
| Net interest income | 34,763 | 32,935 | 32,234 | 33,746 | 33,394 | (352) | (1,369) |
| Provision for loan losses | 2,118 | 2,485 | 2,100 | 750 | 1,425 | 675 | (693) |
| Noninterest income | 39,325 | 47,143 | 37,370 | 35,056 | 33,638 | (1,418) | (5,687) |
| Securities gains, net | 296 | - | - | - | - | - | (296) |
| Noninterest expense | 52,167 | 54,170 | 50,572 | 54,551 | 52,837 | (1,714) | 670 |
| Net income | 12,515 | 15,065 | 10,527 | 8,892 | 7,934 | (958) | (4,581) |
| **PERFORMANCE:** | | | | | | | |
| Earnings per common share - basic | $0.48 | $0.57 | $0.40 | $0.34 | $0.30 | ($0.04) | ($0.18) |
| Earnings per common share - diluted | 0.48 | 0.57 | 0.40 | 0.33 | 0.30 | (0.03) | (0.18) |
| Book value per common share | 13.32 | 13.78 | 14.09 | 14.21 | 14.47 | 0.26 | 1.15 |
| Tangible book value per common share (1) | 12.78 | 13.26 | 13.58 | 13.72 | 14.00 | 0.28 | 1.22 |
| Return on average assets | 1.15% | 1.37% | 0.97% | 0.78% | 0.70% | -0.08% | -0.45% |
| Return on average shareholders' equity | 14.58% | 16.90% | 11.78% | 9.58% | 8.28% | -1.30% | -6.30% |
| Net interest margin | 3.46% | 3.25% | 3.21% | 3.20% | 3.20% | 0.00% | -0.26% |
| Noninterest income to total revenue | 49.64% | 55.18% | 49.82% | 46.97% | 46.24% | -0.73% | -3.40% |
| **END OF PERIOD BALANCE SHEET SUMMARY:** | | | | | | | |
| Total assets | $4,395,611 | $4,389,685 | $4,531,057 | $4,609,280 | $4,505,423 | ($103,857) | $109,812 |
| Loans, excluding Loans Held-for-Sale | 3,332,311 | 3,302,264 | 3,354,926 | 3,332,132 | 3,409,707 | 77,575 | 77,396 |
| Total loans | 3,783,928 | 3,767,592 | 3,716,043 | 3,726,842 | 3,750,036 | 23,194 | (33,892) |
| Total deposits | 3,538,908 | 3,630,594 | 3,755,108 | 3,899,796 | 3,938,360 | 38,564 | 399,452 |
| Assets serviced for others | 8,926,574 | 9,207,070 | 9,553,855 | 9,877,434 | 10,109,466 | 232,032 | 1,182,892 |
| **ASSET QUALITY RATIOS:** | | | | | | | |
| Net charge-offs to average loans | 0.00% | 0.29% | 0.16% | 0.09% | 0.13% | 0.04% | 0.13% |
| Allowance to period-end loans | 0.89% | 0.90% | 0.91% | 0.91% | 0.90% | -0.01% | 0.01% |
| Adjusted Allowance to period-end loans (2) | 1.43% | 1.39% | 1.36% | 1.30% | 1.43% | 0.13% | 0.00% |
| Nonperforming assets to total loans, ORE and repos (3) | 1.19% | 1.15% | 1.10% | 1.02% | 0.95% | -0.07% | -0.24% |
| NPA's/Assets (3) | 0.95% | 0.92% | 0.85% | 0.78% | 0.74% | -0.04% | -0.21% |
| **Capital:** | | | | | | | |
| Leverage ratio | 8.48% | 8.58% | 8.48% | 8.36% | 8.81% | 0.45% | 0.33% |
| Common equity tier 1 (CET1) capital | 8.19% | 8.35% | 8.37% | 8.61% | 8.81% | 0.20% | 0.62% |
| Tier 1 risk-based capital | 9.31% | 9.46% | 9.51% | 9.76% | 9.96% | 0.20% | 0.65% |
| Total risk-based capital | 11.97% | 12.11% | 12.20% | 12.47% | 12.68% | 0.21% | 0.71% |

(1) See non-GAAP reconciliation table in the Appendix for a reconciliation to comparable GAAP measure.

(2) Adjusted Allowance to period end loans excludes indirect and acquired loans. See non-GAAP reconciliation table slides in the appendix for a reconciliation to the comparable GAAP measure.

(3) Excludes acquired loans and net of SBA and GNMA guarantees. See non-GAAP reconciliation table slides in the appendix for a reconciliation to the comparable GAAP measure.

# Attractive Markets

## Atlanta Market Share

| 2017 Rank | Parent Company Name | 2017 Deposits ($000) | 2017 Market Share (%) | Total Assets ($000) |
|---|---|---|---|---|
| 1 | SunTrust Banks Inc. | 46,753,525 | 28.03 | 202,481,382 |
| 2 | Bank of America Corp. | 31,564,808 | 18.92 | 1,727,495,000 |
| 3 | Wells Fargo & Co. | 30,554,055 | 18.32 | 1,758,139,367 |
| 4 | BB&T Corp. | 7,997,667 | 4.79 | 215,274,000 |
| 5 | Synovus Financial Corp. | 4,912,264 | 2.94 | 30,534,286 |
| 6 | JPMorgan Chase & Co. | 4,351,579 | 2.61 | 2,286,960,211 |
| 7 | Royal Bank of Canada | 3,914,675 | 2.35 | 50,338,108 |
| 8 | Regions Financial Corp. | 3,689,682 | 2.21 | 123,716,371 |
| **9** | **Fidelity Southern Corp.** | **3,062,430** | **1.84** | **4,604,369** |
| 10 | PNC Financial Services Group | 2,801,009 | 1.68 | 361,210,826 |
| 11 | Bank of the Ozarks | 2,635,996 | 1.58 | 20,068,595 |
| | *Market Total* | *166,815,057* | *100* | *8,852,835,922* |

Out of 108 banks

## Jacksonville Market Share

| 2017 Rank | Parent Company Name | 2017 Deposits ($000) | 2017 Market Share (%) | Total Assets ($000) |
|---|---|---|---|---|
| 1 | Bank of America Corp. | 23,959,787 | 40.53 | 1,727,495,000 |
| 2 | TIAA Board of Overseers | 16,677,142 | 28.21 | 32,773,078 |
| 3 | Wells Fargo & Co. | 6,009,637 | 10.17 | 1,758,139,367 |
| 4 | Banco Bilbao Vizcaya Argentaria | 2,617,322 | 4.43 | 83,946,716 |
| 5 | SunTrust Banks Inc. | 1,996,529 | 3.38 | 202,481,382 |
| 6 | Regions Financial Corp. | 1,040,593 | 1.76 | 123,716,371 |
| 7 | Ameris Bancorp | 1,009,881 | 1.71 | 7,389,330 |
| 8 | BB&T Corp. | 709,136 | 1.20 | 215,274,000 |
| 9 | JPMorgan Chase & Co. | 522,299 | 0.88 | 2,286,960,211 |
| 10 | Fifth Third Bancorp | 520,219 | 0.88 | 138,697,934 |
| **14** | **Fidelity Southern Corp.** | **429,771** | **0.73** | **4,604,369** |
| | *Market Total* | *59,116,340* | *100* | *8,848,740,712* |

Out of 36 Banks

## Orlando Market Share

| 2017 Rank | Parent Company Name | 2017 Deposits ($000) | 2017 Market Share (%) | Total Assets ($000) |
|---|---|---|---|---|
| 1 | SunTrust Banks Inc. | 10,347,780 | 21.74 | 202,481,382 |
| 2 | Bank of America Corp. | 10,064,958 | 21.15 | 1,727,495,000 |
| 3 | Wells Fargo & Co. | 7,029,587 | 14.77 | 1,758,139,367 |
| 4 | JPMorgan Chase & Co. | 4,014,304 | 8.44 | 2,286,960,211 |
| 5 | BB&T Corp. | 2,011,509 | 4.23 | 215,274,000 |
| 6 | Regions Financial Corp. | 1,848,978 | 3.89 | 123,716,371 |
| 7 | Fifth Third Bancorp | 1,521,884 | 3.20 | 138,697,934 |
| 8 | IBERIABANK Corp. | 1,328,642 | 2.79 | 29,023,053 |
| 9 | Seacoast Banking Corp. of Florida | 952,946 | 2.00 | 5,823,100 |
| 10 | CenterState Bank Corp. | 809,671 | 1.70 | 9,913,486 |
| **31** | **Fidelity Southern Corp.** | **80,639** | **0.17** | **4,604,369** |
| | *Market Total* | *47,587,714* | *100* | *8,195,550,733* |

Out of 57 Banks

## Bradenton Market Share

| 2017 Rank | Parent Company Name | 2017 Deposits ($000) | 2017 Market Share (%) | Total Assets ($000) |
|---|---|---|---|---|
| 1 | Bank of America Corp. | 4,148,019 | 20.26 | 1,727,495,000 |
| 2 | Wells Fargo & Co. | 3,093,358 | 15.11 | 1,758,139,367 |
| 3 | SunTrust Banks Inc. | 2,178,688 | 10.64 | 202,481,382 |
| 4 | JPMorgan Chase & Co. | 1,365,783 | 6.67 | 2,286,960,211 |
| 5 | BB&T Corp. | 1,310,240 | 6.40 | 215,274,000 |
| 6 | Fifth Third Bancorp | 897,450 | 4.38 | 138,697,934 |
| 7 | Home BancShares Inc. | 584,546 | 2.85 | 13,995,211 |
| 8 | Regions Financial Corp. | 582,381 | 2.84 | 123,716,371 |
| 9 | Bank of Montreal | 541,183 | 2.64 | 106,199,846 |
| 10 | Northern Trust Corp. | 539,628 | 2.64 | 125,198,210 |
| **21** | **Fidelity Southern Corp.** | **242,539** | **1.18** | **4,604,369** |
| | *Market Total* | *20,475,663* | *100* | *7,452,471,483* |

Out of 41 Banks

*Source – SNL Global Market Intelligence; data as of June 30, 2017*

# Geographic Coverage

***Commercial/Construction, SBA, Mortgage, and Indirect***

## Commercial/Construction



AL
GA
FL

- Over 25 Commercial/ Construction Lenders
- Focus on C&I, CRE Owner Occupied, Residential Construction to builders and developers
- Disciplined underwriting that minimizes spec lending and L-T fixed
- Excellent credit quality

## SBA



WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD

- 10 BDOs and growing
- 7(a), 504, and USDA B&I loans
- Hotels/ Motels, Svc. Stations, Restaurants, Dentists, Child Care, etc.
- Top 3.5% of all SBA Lenders (USA)

## Mortgage



VA
NC
TN
SC
AL
GA
FL

- 34 offices, 180+ Lenders
- $2.9+ billion in production
- Strong presence and product set that attracts new talent in desired markets
- > $8.7 billion loans serviced for others
- Efficient operating model
- 85% purchase money

## Indirect (Dealer Services)

- Very scalable business model selling 40-45% of production with approx. $1.0 billion In Production
- Over $1.0 billion loans serviced for others
- Experienced LOB since 1990
- Income from sales, fees and servicing income
- NCOs are < half of industry average



# Commercial and Construction Lending

- Proven track record in C&I and Construction lending
- Long history of Construction relationships with both small and large homebuilders
- Recently experiencing larger than normal prepayments and payoffs
- Opportunities exist in CRE and select Investment CRE



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
3Q16
4Q16
1Q17
2Q17
3Q17
Construction
Commercial

$ in '000s

## Commercial/Construction Originations ($M)



$200
$150
$100
$50
$-
$149.2
$143.3
$169.9
$204.7
$174.3
3Q16
4Q16
1Q17
2Q17
3Q17
Construction
Commercial

# SBA Lending

- Top 10 SBA 7(a) lender in Georgia
- Originate SBA loans nationwide
- Year to date 3Q 2017, have originated $64.8 million SBA loans and sold approximately $39.5 million to third parties
- Year to date 3Q 2017, servicing a portfolio of 659 loans totaling $425 million, $275 million were sold on the secondary market

SBA Originations ($M)



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$24.7
$25.7
$16.7
$32.9
$15.2
3Q16
4Q16
1Q17
2Q17
3Q17

# Mortgage Originations

- Originate single family loans in the Southeast and Mid-Atlantic regions
- 100% direct retail origination
- Servicing retained on majority of production sold to FNMA, FHLMC, and GNMA
- Purchases comprise 86% of originations for Q3 17; well above the national average of 68%
- New talent in Florida markets generating consistent new growth
- #1 in Production in Atlanta MSA (as of Q3 2017)

**Mortgage Origination ($M)**


$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$828.1
$756.9
$553.0
$800.4
$752.9
3Q16
4Q16
1Q17
2Q17
3Q17

# Indirect Auto Lending

- Business line since 1990
- Top 25 depository auto lender with one of the top performing asset qualities in the nation
- Continued focus on quality underwriting, compliance and profitability
- Strong credit characteristics and performance
- Strategic balance sheet asset and business
- Provides liquidity ($55+ million per month) at higher returns than high quality securities

## Indirect Auto Loan Origination ($M)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$644.1
504.0
140.2
$733.9
527.6
206.3
$888.8
496.7
392.1
$1,535.6
855.5
680.1
$1,455.2
803.8
651.4
$1,375.7
865.2
510.5
$822.3
450.8
371.5
2011
2012
2013
2014
2015
2016
3Q 17 YTD
Retained
Sold

# Indirect Production Detail

*Market forces driving less volume and fewer sales while credit quality remains strong*

## Indirect Loan Volume



Millions
$2,000
$1,500
$1,000
$500
$0
3.90%
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
2013
2014
2015
2016
YTD Q3 2017
Volume
Bank Buy Rate

## Sales Statistics by Year



Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2013
2014
2015
2016
YTD Q3 2017
Investor Volume
Average Gain on Sale

## Average Credit Score & Bank Buy Rate



Average Credit Score
775
770
765
760
755
750
745
740
735
730
725
720
3.90%
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
2013
2014
2015
2016
YTD 2017
Average Credit Score
Bank Buy Rate

## Indirect Loan Losses ($M)



Loss on Repos Sold
$1,200
$1,000
$800
$600
$400
$200
$0
$12
$10
$8
$6
$4
$2
$0
Loss per Vehicle
4Q 13
4Q 14
4Q 15
4Q 16
3Q 17
Losses on Repos Sold
Average Loss Per Vehicle

# Loan Portfolio Detail



C&D
7.1%
Agriculture / Farmland
0.1%
HELOC
3.9%
1-4 Family
19.5%
Multifamily
0.1%
Owner-Occupied CRE
10.6%
Non-Owner Occ. CRE
8.6%
C&I
4.3%
Cons & Other
45.8%

- Increasing loan mix diversity by investing more in Commercial, Construction, SBA and Mortgage
- In 2017, competition from large national banks have depressed pricing and impacted sales volume in Indirect Dealer Services
- Organic total growth still trending upward while markets remain flat except for speculative lending
- No purchase participations or syndicated loans; 100% organic growth
- Opportunities in CRE as Fidelity's percentage to capital is <130%; more small business lending from branch network and new lenders in FL & GA

| ($000's) | 2012Y | 2013Y | 2014Y | 2015Y | 2016Y | 3Q'17 |
|---|---|---|---|---|---|---|
| C&D | 114,318 | 115,687 | 137,903 | 220,532 | 262,605 | 266,404 |
| Agriculture / Farmland | 3,669 | 3,691 | 3,681 | 3,369 | 5,246 | 4,915 |
| HELOC | 76,846 | 73,625 | 78,646 | 105,377 | 137,273 | 145,641 |
| 1-4 Family | 320,168 | 216,918 | 366,301 | 533,661 | 667,766 | 732,523 |
| Multifamily | 4,208 | 3,286 | 7,238 | 8,030 | 8,020 | 2,834 |
| Owner-Occupied CRE | 279,408 | 307,029 | 314,543 | 342,033 | 383,351 | 397,745 |
| Non-Owner Occ. CRE | 200,200 | 202,725 | 179,980 | 320,611 | 317,939 | 321,755 |
| C&I | 96,344 | 101,119 | 114,019 | 126,331 | 169,313 | 161,016 |
| Cons & Other | 985,964 | 1,056,323 | 1,419,930 | 1,634,839 | 1,816,079 | 1,717,199 |
| **Total Gross Loans** | $ 2,081,125 | $ 2,080,403 | $ 2,622,241 | $ 3,294,783 | $ 3,767,592 | $ 3,750,032 |

*as filed in the Call Report

# Deposit Portfolio Detail



NOW & Other Trans. 11.8%
Demand 28.4%
MMDA & Sav 34.7%
CDs > 250k 4.2%
CDs 100k-250k 9.5%
CDs <100k 11.4%

## Deposit Portfolio Highlights

- $2.9 billion core deposit funding
  - Represents 74% of total deposits
- Strong core deposit base
- Well-diversified deposit base with strong growth trends in most markets
- Two year growth of 35%
  - Florida franchise contributing to growth
- 3Q17 cost of deposits of 0.42%

## Deposit Composition - Quarter Lookback

| ($000s) | 2015Q4 | 2016Q1 | 2016Q2 | 2016Q3 | 2016Q4 | 2017Q1 | 2017Q1 | 2017Q2 | 2017Q3 |
|---|---|---|---|---|---|---|---|---|---|
| Demand | $ 791,416 | $ 888,971 | $ 999,544 | $ 978,061 | $ 972,433 | $ 1,011,495 | $ 1,088,028 | $ 1,088,028 | $ 1,119,995 |
| NOW $ Other Trans. | 373,919 | 386,244 | 408,178 | 412,054 | 439,344 | 444,248 | 462,062 | 462,062 | 466,488 |
| MMDA & Sav. | 1,030,659 | 1,103,266 | 1,115,734 | 1,107,303 | 1,174,793 | 1,259,439 | 1,310,638 | 1,310,638 | 1,369,525 |
| CDs <100K | 499,904 | 515,982 | 515,394 | 493,336 | 490,601 | 479,997 | 486,359 | 486,359 | 448,285 |
| CDs 100k-250k | 356,228 | 379,325 | 379,323 | 389,910 | 389,690 | 392,945 | 387,434 | 387,434 | 375,076 |
| CD's > 250k | 133,475 | 154,818 | 156,763 | 163,477 | 171,172 | 173,011 | 170,241 | 170,214 | 166,075 |
| **Total Deposits** | **$ 3,185,601** | **$ 3,428,606** | **$ 3,574,936** | **$ 3,544,141** | **$ 3,638,033** | **$ 3,761,135** | **$ 3,904,762** | **$ 3,904,735** | **$ 3,945,444** |

*as filed in the Call Report

# Diversified Funding Sources

**Bank Funding Sources**


Non-Int
Bearing
27.3%
Other Core
Deposits
45.1%
Retail CDs
22.0%
Sub Debt
3.0%
Repo
0.4%
Brokered CDs
2.3%

- $2.9 billion core deposit funding
  - Represents 72% of total funding
- Prudent debt management
  - Utilized recent deposit excess to pay down wholesale funding
  - Since Dec. '16, Florida franchise deposits have increased $250+ million
- Significant untapped secured and unsecured borrowing capacity
  - Provides key sources of strength and liquidity for LION
- $100 million in Shelf Registration
  - Debt or equity securities

# Net Interest Income



$140
$120
$100
$80
$60
$40
$20
$0
$128.8
$100.8
$99.4
3.24%
3.32%
3.20%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2015
2016
2017 YTD
$ in '000s

## Key Drivers

- Stable Margin net of discounts on acquired loans
- Excess cash from deposit campaigns
- 2017 YTD deposit beta is 7%-8%; best when compared to peers

## Yields

### Loan Yield



4.50%
4.30%
4.10%
3.90%
3.70%
3.50%
4.13%
3.90%
3.94%
4.04%
3.98%
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17

### Deposit Cost



0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.37%
0.38%
0.38%
0.41%
0.42%
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17

Note: 2017 YTD Data as of 3Q 2017
Source: SNL Financial

# Non-Interest Income

## Non-Interest Income ($000)


$50,000
$40,000
$30,000
$20,000
$10,000
$0
$39,325
$47,143
$37,390
$35,056
$33,638
3Q16
4Q16
1Q17
2Q17
3Q17
Service Charges and Other Fees
Mortgage Banking Activities
Indirect Lending Activities
SBA Lending Activities
Other

- Top 5 mortgage lender in Atlanta
- Top 25 depository auto lender in the United States
- Top 10 SBA(7a) lender in Georgia
- Increasing servicing income as portfolio of loans serviced for others grows
- Wealth Management opportunities for increased fee generation
- Recent increase in service charges and fees on deposits of 15% - 20%

# Non-Interest Expense



Non-Interest Expense ($000)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$52,167
$54,318
$50,572
$54,551
$52,837
3Q16
4Q16
1Q17
2Q17
3Q17
Compensation & Benefits
Commissions
Occupancy
Professional and Other Services
Other

- **Commissions fluctuate with mortgage origination volume**
- **Professional fees up due to investments in technology and infrastructure development**
  - Key implementations expected to deploy in the near term, driving future growth
- **Salaries increase due to investment in Wealth Management Advisors and back office personnel**
  - Changes needed to support key infrastructure changes and compliance
  - Investment in Comm./Const., Small Business Lending, SBA and treasury cash management

# Strategic Outlook: Positioning LION for the Future

## Continue to Distinguish Ourselves by Offering Products and Service with "Hustle"

## Take Advantage of the Ongoing Market Disruption by Attracting New Customers and High Talent

## Become Less Reliant on "Gain on Sale" Revenue by Investing in Core Bank Businesses

- **Aggressively Hire in Key Markets:** Commercial, Construction, CRE, SBA and Small Business Banking
- **Commercial and Construction:** Focus on organic growth in existing markets with selective investment in new markets
- **Business Banking:** Focus on growing small business clients in existing markets through sales force and more BDO's
- **Wealth Management:** Recent additions of 11 advisors will drive future growth in relationships and additional fee income (to be profitable in 2018)
- **Mortgage:** Continue to take advantage of opportunities in new and existing markets

## Continue to enhance core infrastructure - take advantage of additional revenue opportunities

- Investing in technology and operating models to add speed, service, capacity, efficiency and effectiveness
- Building up core businesses with strategic income opportunities
- Enhancing treasury cash management products, services and coverage to new and existing clients

# Why Fidelity?

**Largest community banking franchise remaining in the Atlanta MSA**

**Valuable low-cost core deposit base**

**Attractive Markets and Growing Franchise**

- Located in 4 of the top 20 Markets in the U.S.

**Top-Tier management team with a broad mix of national and community bank experience and a track record of creating shareholder value**

**Diversified sources of revenue through multiple lines of business and large geographic coverage**

**Strong asset generation capabilities**

**Well positioned for selective, but opportunistic acquisitions**

**Attractive stock valuation compared to peers**

# Relative Valuation

## Price / Tangible Book Value (%)



350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
292.4
269.8
228.8
219.6
216.5
212.5
198.9
185.9
185.8
177.3
167.6
165.2
162.4
147.4
109.9
CARE
SYBT
BHRB
CCBG
SBCF
CHCO
HTBI
FBNC
SFBS
STBZ
TOWN
FCB
LION
RBCAA
ABCB

## Price / Last Twelve Months EPS (x)



35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
30.9
29.9
21.2
21.2
20.8
20.4
19.8
18.0
17.9
17.5
16.9
16.5
15.9
14.8
13.9
CCBG
CARE
HTBI
STBZ
SYBT
BHRB
TOWN
SBCF
CHCO
FBNC
FCB
SFBS
ABCB
RBCAA
LION

Note: Peer group consists of selected banks with total assets between $2.0B and $10.0B
Note: Pricing ratio data as of October 27, 2017. Source: SNL Financial

# Historical Stock Performance

## LION Trading Activity – Last Five Years



Total 5 year Return: 154.3%
30.00
25.00
20.00
15.00
10.00
5.00
0.00
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Nov-12
Apr-13
Sep-13
Feb-14
Jul-14
Dec-14
May-15
Oct-15
Mar-16
Aug-16
Jan-17
Jun-17
Nov-17

Note: Data as of November 8, 2017
Source: SNL Financial

# Appendix

# Non-GAAP Measures and Ratio Reconciliation

| *dollars in thousands* | 3Q 2015 | 4Q 2015 | 1Q 2016 | 2Q 2016 | 3Q 2016 | 4Q 2016 | 1Q 2017 | 2Q 2017 | 3Q 2017 |
|---|---|---|---|---|---|---|---|---|---|
| ***Reconciliation of NPA's/ total loans, ORE and repos, excluding acquired Loans, SBA,*** | | | | | | | | | |
| Nonaccrual Loans | $29,374 | $27,128 | $29,611 | $33,435 | $32,796 | $35,358 | $38,377 | $37,894 | $41,408 |
| Add: Loans Past Due 90 Days or More and Still Accruing | 5,798 | 3,497 | 3,211 | 3,653 | 6,140 | 6,189 | 8,414 | 7,210 | 6,534 |
| Add: Repossessions | 1,435 | 1,560 | 1,751 | 1,067 | 1,747 | 2,274 | 1,654 | 1,779 | 2,040 |
| Add: Other Real Estate | 14,707 | 18,677 | 19,482 | 18,621 | 16,926 | 14,814 | 11,284 | 9,382 | 8,624 |
| **Nonperforming assets** | **$51,314** | **$50,862** | **$54,055** | **$56,776** | **$57,609** | **$58,635** | **$59,729** | **$56,265** | **$58,606** |
| Less: Amount of repurchased government-guaranteed loans included in nonaccrual loans | $163 | $163 | $163 | $2,388 | $4,648 | $7,771 | $12,287 | $12,502 | $15,450 |
| Less: SBA guaranteed loans in non accrual | 2,861 | 2,853 | 2,812 | 3,829 | 5,685 | 4,248 | 3,373 | 2,949 | 2,145 |
| Less: Non Accrual Acquired Loans | 2,245 | 1,720 | 12,370 | 8,566 | 5,563 | 6,136 | 5,719 | 4,878 | 7,509 |
| **NPA's, excluding acquired loans, SBA, GNMA** | **$46,045** | **$46,126** | **$38,710** | **$41,993** | **$41,713** | **$40,480** | **$38,350** | **$35,936** | **$33,502** |
| Total Loans (excluding HFS) | 2,641,814 | 2,896,948 | 3,092,632 | 3,190,707 | 3,332,311 | 3,302,264 | 3,354,926 | 3,332,132 | 3,409,707 |
| Add: Total ORE | 14,707 | 18,677 | 19,482 | 18,621 | 16,926 | 14,814 | 11,284 | 9,382 | 8,624 |
| Add: Total Repos | 1,435 | 1,560 | 1,751 | 1,067 | 1,747 | 2,274 | 1,654 | 1,779 | 2,040 |
| Add: HFS | 339,651 | 397,834 | 396,879 | 459,029 | 451,617 | 465,328 | 361,117 | 394,710 | 340,329 |
| **Total Loans, ORE and Repos** | **2,997,607** | **3,315,019** | **3,510,744** | **3,669,424** | **3,802,601** | **3,784,680** | **3,728,981** | **3,738,003** | **3,760,700** |
| Less: Acquired Loans | 25,042 | 199,870 | 303,981 | 290,712 | 290,819 | 275,515 | 258,366 | 230,256 | 216,994 |
| **Total Loans, ORE and Repos Less Acquired Loans** | **2,972,565** | **3,115,149** | **3,206,763** | **3,378,712** | **3,511,782** | **3,509,165** | **3,470,615** | **3,507,747** | **3,543,706** |
| **NPA's/ total loans, ORE and repos, excluding acquired Loans, SBA, GNMA** | 1.55% | 1.48% | 1.21% | 1.24% | 1.19% | 1.15% | 1.10% | 1.02% | 0.95% |
| ***Reconciliation of NPA's/ Assets, excluding aquired Loans, SBA, GNMA*** | | | | | | | | | |
| Total Assets | 3,499,465 | 3,849,063 | 4,101,499 | 4,281,927 | 4,395,611 | 4,389,685 | 4,531,057 | 4,609,280 | 4,505,423 |
| **NPA's/ Assets, excluding acquired Loans and net of SBA and GNMA** [1] | **1.32%** | **1.20%** | **0.94%** | **0.98%** | **0.95%** | **0.92%** | **0.85%** | **0.78%** | **0.74%** |

*(1) See above calculation for NPA's, excluding acquired loans, SBA, GNMA*

# Non-GAAP Measures and Ratio Reconciliation

| *dollars in thousands* | 3Q 2015 | 4Q 2015 | 1Q 2016 | 2Q 2016 | 3Q 2016 | 4Q 2016 | 1Q 2017 | 2Q 2017 | 3Q 2017 |
|---|---|---|---|---|---|---|---|---|---|
| ***Reconciliation of NPL's/ Loans, excluding acquired Loans, SBA, GNMA*** | | | | | | | | | |
| Nonaccrual Loans | $29,374 | $27,128 | $29,611 | $33,435 | $32,796 | $35,358 | $38,377 | $37,894 | $41,408 |
| Add: Loans Past Due 90 Days or More and Still Accruing | 5,798 | 3,497 | 3,211 | 3,653 | 6,140 | 6,189 | 8,414 | 7,210 | 6,534 |
| **Total Nonperforming loans** | **$35,172** | **$30,625** | **$32,822** | **$37,088** | **$38,936** | **$41,547** | **$46,791** | **$45,104** | **$47,942** |
| Less: Amount of repurchased government-guaranteed loans, primarily residential mortgage loans, included in nonaccrual loans | 163 | 163 | 163 | 2,388 | 4,648 | 7,771 | 12,287 | 12,502 | 15,450 |
| Less: SBA guaranteed loans in non accrual | 2,861 | 2,853 | 2,812 | 3,829 | 5,685 | 4,248 | 3,373 | 2,949 | 2,145 |
| Less: Non Accrual Acquired Loans | 2,245 | 1,720 | 12,370 | 8,566 | 5,563 | 6,136 | 5,719 | 4,878 | 7,509 |
| **NPL's, excluding acquired loans, SBA, GNMA** | **$29,903** | **$25,889** | **$17,477** | **$22,305** | **$23,040** | **$23,392** | **$25,412** | **$24,775** | **$22,838** |
| Total Loans (excluding HFS) | $2,641,814 | $2,896,948 | $3,092,632 | $3,190,707 | $3,332,311 | $3,302,264 | $3,354,926 | $3,332,132 | 3,409,707 |
| Less: Acquired Loans | 25,042 | 199,870 | 303,981 | 290,712 | 290,819 | 275,515 | 258,366 | 230,256 | 216,994 |
| **Total Loans (excluding HFS) less acquired loans** | **$2,616,772** | **$2,697,078** | **$2,788,651** | **$2,899,995** | **$3,041,492** | **$3,026,749** | **$3,096,560** | **$3,101,876** | **$3,192,713** |
| **NPL's/ Loans, excluding acquired Loans, SBA, GNMA** | **1.14%** | **0.96%** | **0.63%** | **0.77%** | **0.76%** | **0.77%** | **0.82%** | **0.80%** | **0.72%** |

FIDELITY SOUTHERN CORPORATION

# Positioning for Organic Growth and Selective Acquisitions

Palmer Proctor
President
Palmer.Proctor @LionBank.com
404.240.1525

Charlie Christy
EVP and CFO
Charlie.Christy@LionBank.com
404.240.1515